WAYNE HUMMER MONEY FUND TRUST

PHOTO OF: DAVID P. POITRAS



                                     Annual
                              Financial Statements



                                     Audited
                                 March 31, 1998




Dear Fellow Shareholder:

We are pleased to present the annual financial statements of the Wayne Hummer Money Fund Trust (the "Fund") for the year ended March 31, 1998. Net assets under management at the end of the year totaled $298,908,331, an increase of 25% from one year ago. Since its inception, the Fund has continued to meet its objectives of liquidity and stability, which are the most important considerations of short-term investing.

The seven-day- average yield on the Fund's portfolio for the period ended March 31, 1998, was 4.91%; if dividends were reinvested the effective yield was 5.01%. Since these figures represent historical data, future yields may be higher or lower.

Since the Fund's objective is preservation of capital and maintenance of liquidity, we do not purchase investments that we perceive to be risky or potentially volatile. The Fund invests in high-quality, short-term securities; takes no currency risks; does not enter into speculative derivative transactions; and uses only money market indexed floating or variable rate securities. We also pay close attention to the maturity structure, credit quality, diversification, and market price exposure of the Fund's portfolio.

As you know, the Fund provides a vehicle for earning a yield on investments which reflects changes in current rates. Additionally, the Fund offers convenient services such as automatic monthly purchases and check writing privileges. You can make investing easy by having your social security checks sent directly to the Fund, or you can have money deducted directly from your checking account, savings or payroll check. Your Wayne Hummer Investment Executive will be happy to assist you and answer any questions.

We appreciate your continued support of the Fund and ask that you call or write us if you have any questions about the Fund or your account.



Sincerely,




David P. Poitras
President
Wayne Hummer Money Fund Trust


An investment in the Fund is not a deposit or obligation of or guaranteed or insured by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, or any other agency. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                  FUND OVERVIEW
ESTABLISHED IN 1982, THE PRIMARY OBJECTIVE OF THE WAYNE HUMMER MONEY FUND TRUST (THE "FUND") IS TO MAXIMIZE CURRENT INCOME WHILE PRESERVING CAPITAL AND MAINTAINING LIQUIDITY. THE FUND IS AN EXCELLENT VEHICLE FOR SHORT-TERM CASH MANAGEMENT AND FOR INVESTORS WHO NEED STABILITY OF PRINCIPAL. THE FUND SEEKS TO MAINTAIN A STABLE $1.00 NET ASSET VALUE PER SHARE AT ALL TIMES, ALTHOUGH THERE IS NO GUARANTEE THAT WE WILL BE ABLE TO DO SO.

The Fund's prospectus contains detailed information about permissible investments.

                       SERVICES AVAILABLE TO SHAREHOLDERS

Social Security Direct Deposit Plan
Instead of receiving a monthly check or sending it to your bank, you may use the Wayne Hummer Money Fund Trust to directly deposit your social security benefits. You can easily access the money you need, while the rest continues to earn dividends. Contact your Wayne Hummer investment Executive for complete details.

Payroll Direct Deposit Plan
You may authorize your employer to deduct a specified amount from your payroll check to purchase additional shares of the Fund. Complete details are available from the Fund or your Wayne Hummer Investment Executive.

Systematic Investment Plan
What better way to start early and save regularly than with a Systematic Investment Plan. You may have subsequent purchases invested automatically each month. Your bank can send money from your bank account to the Fund. Request an application with full details from your Investment Executive or call the Fund directly.

IRA or Retirement Plans
Shares of the Wayne Hummer Money Fund Trust are a suitable addition to your IRA or pension plan. Contact your Wayne Hummer Investment Executive for complete details on the expanded options available for retirement planning, including the new Roth IRA.

Checkwriting Privileges
After completing a request for checkwriting privileges, you may write checks in any amount from $500 to $250,000. Your full investment in the Trust will continue to earn dividends until your check is presented to our bank for collection. A checkwriting authorization card will be sent to you upon request.

Internet Address: www. whummer.com
Those who enjoy using the computer to access information will find the prospectus and current rates for the Fund, along with information on the other Wayne Hummer Funds, on our website. Other services available through Wayne Hummer Investments LLC are also on-line.

STATEMENT OF ASSETS AND LIABILITIES
                                         MARCH 31, 1998
ASSETS
Investments, at amortized cost .......     $297,654,812
Cash..................................          190,810
Interest receivable...................        1,559,498
Prepaid expenses......................           25,739
Insurance deposit.....................           18,775
                                           ------------
              Total assets............      299,449,634

LIABILITIES AND NET ASSETS
Dividends payable.....................          354,875
Due to Wayne Hummer Management Company          124,642
Accounts payable......................           61,786
                                           ------------
              Total liabilities.......          541,303
                                           ------------
Net assets applicable to Shares
  outstanding, equivalent to $1.00
  per Share                                $298,908,331
                                           ============

STATEMENT OF OPERATIONS
                                             YEAR ENDED
                                         MARCH 31, 1998
Interest income.......................      $14,878,924

Expenses:
  Management fee......................        1,311,192
  Transfer agent fees.................          153,300
  Shareholder service agent fees......          136,200
  Custodian fees......................           57,500
  Registration costs..................           54,934
  Professional fees...................           51,300
  Printing costs......................           37,497
  Portfolio accounting fees...........           24,602
  Insurance costs.....................           23,434
  Trustee fees........................           19,400
  Other...............................           14,364
                                            -----------
              Total expenses..........        1,883,723
                                            -----------
Net increase in net assets resulting
  from operations.....................      $12,995,201
                                            ===========

STATEMENT OF CHANGES IN NET ASSETS
                                                                                            YEAR ENDED MARCH 31,
                                                                                           1998             1997
                                                                                           ----             ----
Operations:
  Net investment income........................................................       $12,995,201       $10,309,242
Dividends to Shareholders from net investment income...........................       (12,995,201)      (10,309,242)
Capital Share transactions (dollar amounts and number of Shares are the same):
  Proceeds from Shares sold....................................................       718,943,118       552,545,079
  Shares issued upon reinvestment of dividends ................................        12,464,847         9,906,164
                                                                                     ------------       -----------
                                                                                      731,407,965       562,451,243
  Less payments for Shares redeemed............................................      (670,737,510)     (550,486,447)
                                                                                     ------------       -----------
  Increase due to Capital Share transactions...................................        60,670,455        11,964,796
Net assets at beginning of the year............................................       238,237,876       226,273,080
                                                                                     ------------       -----------
Net assets at end of the year..................................................      $298,908,331      $238,237,876
                                                                                     ============      ============

FINANCIAL HIGHLIGHTS
(For a Share outstanding throughout each year)
                                                                         YEAR ENDED MARCH 31,
                                                    1998           1997          1996          1995           1994
NET ASSET VALUE, BEGINNING OF YEAR.......             $ 1.00        $ 1.00         $ 1.00        $ 1.00         $ 1.00

Income from investment operations:
  Net investment income..................               0.04          0.04           0.05          0.04           0.02
  Less dividends from net investment income            (0.04)        (0.04)         (0.05)        (0.04)         (0.02)
                                                      ------        ------         ------        ------         ------

NET ASSET VALUE, END OF YEAR.............             $ 1.00        $ 1.00         $ 1.00        $ 1.00         $ 1.00
                                                      ======        ======         ======        ======         ======

TOTAL RETURN.............................              5.07%         4.80%           5.18%        4.24% (a)      2.47%

RATIOS AND SUPPLEMENTARY DATA
Net assets , end of year ($000's)........            298,908       238,238        226,273       155,248        153,529
Ratio of total expenses to average net assets          0.72%         0.74%          0.79%         0.80%          0.80%
Ratio of net investment income to average net assets   4.96%         4.70%          5.04%         4.16%          2.44%

(a) The total return includes the effect of the capital contribution of $0.0011 per Share from Wayne Hummer Investments LLC. The return without the capital contribution would have been 4.12%.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS

                                 March 31, 1998

 PRINCIPAL                                                                 RATE          MATURITY DATE
  AMOUNT         COMMERCIAL PAPER (74.22%)                                   % (B)            (1998)           VALUE
                 BANKING (5.46%)

$ 4,000,000      First Chicago Financial Corp.......................         5.643             04/06     $ 3,996,911
  4,000,000      Morgan (J.P.) & Co., Inc. .........................         5.528             04/15       3,991,538
  2,000,000      First Chicago Financial Corp.......................         5.639             06/12       1,978,000
  6,450,000      First Chicago Financial Corp.......................         5.552             07/14       6,349,566
                                                                                                          ----------
                                                                                                          16,316,015
                 BROKERAGE (2.83%)
  4,500,000      Merrill Lynch & Co., Inc...........................         5.580             04/16       4,489,706
  4,000,000      Merrill Lynch & Co., Inc...........................         5.638             06/11       3,956,611
                                                                                                          ----------
                                                                                                           8,446,317
                 BUSINESS FINANCE (12.97%)
  1,648,000      Ford Motor Credit Co...............................         5.619             04/02       1,647,746
  1,500,000      GE Credit Cap. Services of Puerto Rico, Inc........         5.786             04/07       1,498,575
  2,000,000      National Rural Utilities Cooperative Finance Corp..         5.552             04/07       1,998,177
  5,000,000      Ford Motor Credit Co...............................         5.619             04/14       4,990,016
  5,400,000      GE Credit Cap. Services of Puerto Rico, Inc........         5.540             04/17       5,386,920
  1,100,000      Ford Motor Credit Co...............................         5.563             04/20       1,096,824
  4,000,000      National Rural Utilities Cooperative Finance Corp..         5.532             04/20       3,988,515
  5,200,000      TECO Finance Inc. .................................         5.599             05/08       5,170,659
  2,115,000      General Motors Acceptance Corp.....................         5.623             05/12       2,101,728
  3,500,000      GE Credit Cap. Services of Puerto Rico, Inc........         5.577             05/19       3,474,520
  4,000,000      TECO Finance Inc. .................................         5.615             06/08       3,958,596
  1,445,000      Ford Motor Credit Co...............................         5.629             06/12       1,429,134
  1,240,000      Ford Motor Credit Co...............................         5.615             07/02       1,222,698
    823,000      Ford Motor Credit Co...............................         5.622             08/03         807,579
                                                                                                          ----------
                                                                                                          38,771,687
                 CHEMICAL (6.69%)
  6,000,000      Nalco Chemical Company.............................         5.547             04/13       5,989,080
  1,250,000      Nalco Chemical Company.............................         5.539             04/28       1,244,900
  5,850,000      DuPont (E.I.) de Nemours & Co. ....................         5.606             05/04       5,820,506
  7,000,000      Nalco Chemical Company.............................         5.620             05/21       6,946,528
                                                                                                          ----------
                                                                                                          20,001,014
                 ELECTRIC UTILITIES (5.88%)
  3,625,000      New England Power Company..........................         5.632             04/06       3,622,206
  5,600,000      Duke Energy Corporation............................         5.527             04/07       5,594,918
  2,200,000      Florida Power Corp.................................         5.644             04/08       2,197,622
  2,275,000      Wisconsin Power & Light Co.........................         5.675             04/20       2,268,300
  2,000,000      LG & E Capital Corp................................         5.658             09/01       1,953,675
  2,000,000      LG & E Capital Corp................................         5.672             09/29       1,945,298
                                                                                                          ----------
                                                                                                          17,582,019
                 ELECTRONICS (4.55%)
  4,000,000      AVNET Inc..........................................         5.587             04/24       3,985,970
  2,500,000      AVNET Inc..........................................         5.636             05/04       2,487,327
  2,200,000      AVNET Inc..........................................         5.631             06/02       2,179,161
  5,000,000      AVNET Inc..........................................         5.634             06/12       4,945,050
                                                                                                          ----------
                                                                                                          13,597,508
                 INSURANCE (2.59%)
  5,000,000      Marsh & McLennan Companies.........................         5.633             09/22       4,869,258
  3,000,000      Marsh & McLennan Companies.........................         5.692             12/10       2,886,150
                                                                                                          ----------
                                                                                                           7,755,408
                 OIL AND GAS (8.81%)
  8,000,000      Equitable Resources Inc............................         5.563             04/06       7,993,913
  4,165,000      Consolidated Natural Gas Co........................         5.591             04/17       4,154,819
  4,000,000      Chevron Transport Corp.............................         5.525             04/23       3,986,727
  4,000,000      Chevron Transport Corp.............................         5.525             04/24       3,986,123
  1,500,000      Chevron Transport Corp.............................         5.625             05/27       1,487,167
  4,800,000      Chevron Transport Corp.............................         5.642             07/21       4,719,044
                                                                                                          ----------
                                                                                                          26,327,793

PRINCIPAL                                                                    RATE         MATURITY DATE
  AMOUNT         PERSONAL FINANCE (13.61%)                                 % (B)              (1998)         VALUE
$ 5,000,000      Beneficial Corp....................................         5.670             04/03     $ 4,998,447
  3,400,000      Associates Corp. of North America..................         5.754             04/06       3,397,323
  2,990,000      Commercial Credit Co...............................         5.554             04/09       2,986,365
  745,000        Associates Corp. of North America..................         5.443             04/10         744,002
  1,860,000      Associates First Capital Corporation...............         5.575             04/10       1,857,447
  2,660,000      American General Finance Corp......................         5.649             04/13       2,655,070
  1,340,000      Associates Corp. of North America..................         5.762             04/14       1,337,256
  1,805,000      American General Finance Corp......................         5.560             04/16       1,800,886
  1,500,000      Associates First Capital Corporation...............         5.573             04/20       1,495,662
  5,000,000      American General Finance Corp......................         5.596             05/05       4,974,075
  4,000,000      Commercial Credit Co...............................         5.547             05/08       3,977,635
  4,990,000      American General Finance Corp......................         5.568             05/20       4,952,984
  1,150,000      Beneficial Corp....................................         5.642             06/15       1,136,823
  2,500,000      American Express Credit Co.........................         5.896             06/29       2,500,616
  1,900,000      Beneficial Corp....................................         5.655             06/30       1,873,875
                                                                                                          ----------
                                                                                                          40,688,466
                 TELECOMMUNICATIONS (6.95%)
  7,850,000      Bell Atlantic Financial Services Inc. .............         5.625             04/21       7,825,883
  3,675,000      SBC Communications Inc.............................         5.569             04/27       3,660,482
  4,850,000      Bell Atlantic Financial Services Inc. .............         5.631             04/28       4,829,885
  4,500,000      Ameritech Capital Funding Corp.....................         5.627             06/10       4,451,963
                                                                                                          ----------
                                                                                                          20,768,213
                 MISCELLANEOUS (3.88%)
  6,225,000      Snap-On Inc. ......................................         5.630             05/15       6,183,096
  1,550,000      Schering Corp......................................         5.486             05/20       1,538,671
  2,210,000      Schering Corp......................................         5.604             05/26       2,191,497
  1,696,000      H.J. Heinz Company.................................         5.471             06/22       1,675,409
                                                                                                          ----------
                                                                                                          11,588,673
                                                                                                          ----------
                 TOTAL COMMERCIAL PAPER.............................                                     221,843,113
                                                                                                          ----------

                 BANKERS ACCEPTANCES (4.01%)
                 -------------------
  3,000,000      Key Bank U.S.A., N.A...............................         5.604             04/08       2,996,780
  2,517,283      SunTrust Bank, Atlanta, GA.........................         5.553             04/08       2,514,606
  2,000,000      Regions Bank of Alabama............................         5.706             04/20       1,994,079
  2,500,000      Key Bank U.S.A., N.A...............................         5.630             04/27       2,490,015
  2,000,000      Regions Bank of Alabama............................         5.760             05/05       1,989,328
                                                                                                          ----------
                 TOTAL BANKERS ACCEPTANCES..........................                                      11,984,808
                                                                                                          ----------

                 MORTGAGE-BACKED SECURITIES (4.94%)
                 --------------------------
    670,947      Federal Home Loan Mortgage Corporation.............         5.850             04/01         670,947
  1,144,242      Federal Home Loan Mortgage Corporation.............         6.017             05/01       1,143,794
  1,167,653      Federal Home Loan Mortgage Corporation.............         5.816             06/01       1,166,922
    627,936      Federal Home Loan Mortgage Corporation.............         5.800             07/01         627,192
  3,860,887      Federal Home Loan Mortgage Corporation.............         5.750             08/01       3,857,368
  2,945,309      Federal Home Loan Mortgage Corporation.............         5.682             10/01       2,937,460
  1,254,035      Federal Home Loan Mortgage Corporation.............         5.589             11/01       1,248,837
  1,140,241      Federal Home Loan Mortgage Corporation.............         5.913             12/01       1,139,482
  1,980,024      Federal Home Loan Mortgage Corporation.............         5.614           01/01/99      1,979,430
                                                                                                          ----------
                 TOTAL MORTGAGE-BACKED SECURITIES...................                                      14,771,432
                                                                                                          ----------

                 US GOVERNMENT & AGENCY NOTES (1.61%)
                 ----------------------------
  1,000,000      Federal Home Loan Banks (a)........................         5.634             04/01         999,888
    250,000      Federal Home Loan Banks............................         5.745             05/26         249,814
    500,000      Federal National Mortgage Association..............         5.798             06/25         499,547
  3,000,000      Federal National Mortgage Association..............         5.542             11/25       2,993,941
     64,000      United States Treasury Bill .......................         5.187           02/04/99         61,308
                                                                                                          ----------
                 TOTAL US GOVERNMENT & AGENCY NOTES.................                                       4,804,498
                                                                                                          ----------

PRINCIPAL                                                                  RATE          MATURITY DATE
  AMOUNT         CORPORATE AND BANK NOTES (13.13%)                           % (B)            (1998)           VALUE
 --------        ------------------------                                 ---------         ---------       --------
                 BANKING (5.35%)

$ 2,000,000      LaSalle National Bank, Chicago, IL ................         5.720             04/01     $ 2,000,000
  5,000,000      Wachovia Bank......................................         5.480             04/07       4,999,994
  3,000,000      Key Bank N.A.   (a)................................         5.554             04/23       2,998,678
  3,000,000      LaSalle National Bank, Chicago, IL ................         5.760             06/29       2,999,948
  2,000,000      LaSalle National Bank, Chicago, IL ................         5.810             07/10       1,999,477
  1,000,000      Bank One, Milwaukee, Wisconsin.....................         5.650           02/26/99        999,130
                                                                                                          ----------
                                                                                                          15,997,227
                 MISCELLANEOUS (7.78%)

  5,000,000      Wal-Mart Stores, Inc...............................         5.515             04/27       5,004,229
  1,000,000      Merrill Lynch & Co., Inc. .........................         5.690             05/01       1,002,545
  1,000,000      Associates Corp. of North America..................         5.838             05/15       1,001,633
  7,710,000      Emerson Electric Co................................         5.851             06/05       7,734,224
  1,600,000      Dupont (E.I.) de Nemours & Co......................         5.910             06/25       1,608,878
  1,875,000      Norwest Financial Inc..............................         5.790             08/15       1,893,188
  1,000,000      General Electric Capital Corp......................         5.951             08/24       1,001,813
  3,000,000      Norwest Corp. .....................................         5.737             11/16       2,999,973
  1,010,000      Merck & Co., Inc...................................         5.684             12/22       1,006,795
                                                                                                          ----------
                                                                                                          23,253,278
                                                                                                          ----------
                 TOTAL CORPORATE AND BANK NOTES.....................                                      39,250,505
                                                                                                          ----------
                 CERTIFICATE OF DEPOSIT (1.67%)
                 ----------------------
  5,000,000      Mellon Bank NA- Pittsburgh, PA. (a)................         5.628             06/16       5,000,456
                                                                                                          ----------
                 TOTAL INVESTMENTS (99.58%).........................                                     297,654,812
                 CASH AND OTHER ASSETS, LESS LIABILITIES (0.42%)....                                       1,253,519
                                                                                                          ----------
                 NET ASSETS (100.0%)................................                                    $298,908,331
                                                                                                          ==========

NOTES TO PORTFOLIO OF INVESTMENTS:
(a) Short-term floating rate security. Rate shown is the effective interest rate at March 31, 1998. The date shown represents the next interest rate change date.
(b) Interest rates represent annualized yield to date of maturity.
(c) For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS



ORGANIZATION:
   Wayne Hummer Money Fund Trust (the "Fund") is an open-end management investment company organized as a Massachusetts business trust. It commenced investment operations on April 2, 1982. The Fund may issue an unlimited number of full and fractional units of beneficial interest ("Shares") without par value in one or more series ("Portfolios"). At March 31, 1998, Shares of only one series were outstanding. The investment objective of the Fund is to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity.

1. SIGNIFICANT ACCOUNTING POLICIES SECURITY VALUATION
   Investments are stated at value. The Fund utilizes the amortized cost method to determine value. In the event that a deviation of 1/2 of 1% or more exists between a Portfolio's $1.00 per Share net asset value and the net asset value as calculated by valuing the Portfolio securities based upon market quotations, if available, or otherwise based upon a matrix system approved by the Board of Trustees, or if there is any other deviation which the Fund believes would result in a material dilution to Shareholders or purchasers, the Board of Trustees of the Fund promptly will consider what action should be taken.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are accounted for on the trade date. Investment income is recorded on the accrual basis and includes amortization of premium and discount on investments.

   USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

2. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
   Fund Shares are sold and redeemed on a continuous basis at net asset value. Net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding. Dividends are declared daily and distributed monthly in the form of additional Shares at net asset value unless the Shareholder elects to have dividends paid in cash, in which case they are credited monthly to the Shareholder's brokerage account with Wayne Hummer Investments LLC.

3. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax provision is required.

4. TRANSACTIONS WITH AFFILIATES
   The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Management Company ("Investment Adviser"), and a Distribution Agreement and a Shareholder Service Agreement with Wayne Hummer Investments LLC ("Distributor and Shareholder Service Agent"). The shareholders of the Investment Adviser are the Voting Members of the Distributor and Shareholder Service Agent. For advisory and management services and facilities furnished, the Fund pays fees on a declining annual basis ranging from .50 of 1% on the first $500 million of average daily net assets to .275 of 1% of average daily net assets in excess of $2.5 billion. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1% of average daily net assets on an annual basis. During the year ended March 31, 1998, the Fund incurred management fees of $1,311,192.

   For portfolio accounting services, the Fund pays the Investment Adviser a fee based on the level of average daily net assets plus out-of-pocket expenses. The Fund reimburses the Shareholder Service Agent for the approximate cost of processing Fund Share transactions and maintaining Shareholder accounts. Certain trustees of the Fund are also officers or directors of the Investment Adviser or Voting Members of the Distributor and Shareholder Service Agent. During the year ended March 31, 1998, the Fund made no direct payments to its officers and incurred trustee fees for its unaffiliated trustees of $19,400.

                         REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Wayne Hummer Money Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wayne Hummer Money Fund Trust as of March 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Money Fund Trust as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the fiscal years since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
May 1, 1998


BOARD OF TRUSTEES


Philip M. Burno
Chairman

Steven R. Becker
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
Eustace K. Shaw


This brochure must be preceded or accompanied by a current prospectus of the Wayne Hummer Money Fund Trust.


GRAPHIC: MEMBER OF 100% NO-LOAD(TM) MUTUAL FUND COUNCIL


LOGO: WH Wayne Hummer Investments LLC


300 South Wacker
Chicago, Illinois
60606-6607

1.800.621.4477 (toll-free)
(312) 431.1700 (local)


200 E. Washington Street
Appleton, Wisconsin
54911-5468

1.800.678.0833 (toll-free)
(920) 734.1474 (local)

www.whummer.com

WAYNE HUMMER MONEY FUND TRUST
                                     Annual
                                    Financial
                                   Statements

                                 March 31, 1998
                                    (Audited)





WAYNE HUMMER
MONEY FUND TRUST

300 South Wacker Drive
Chicago, IL 60606-6607


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